JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

Content and Demand Drive Long-Term Growth


PLACEWARE
STAR WARS
comedy
JOHN CLARK MATTHEWS
PAPA NoGOOD
Add Songs to Portable Devices



JDS Uniphase

The Internet Today




STAR
WARS


GOLD
1234 5678 9012 3456
PREMIER CARDHOLDER
DIETZ
DIETZ

JDS Uniphase

Imagine a world without ...


Online video conferencing
Online video conferencing
JDS Uniphase

Imagine a world without ...


Medical imaging for
remote diagnosis
Online video conferencing
Medical imaging for
remote diagnosis
JDS Uniphase

Imagine a world without ...


Engineering collaboration
(remote oil field exploration)
Online video conferencing
Medical imaging for
remote diagnosis
Engineering collaboration
(remote oil field exploration)
JDS Uniphase

Imagine a world without ...


Video on demand
Online video conferencing
Medical imaging for remote diagnosis
Engineering collaboration
(remote oil field exploration)
Video on demand

JDS Uniphase

Imagine a world without ...


Online Gaming
Online video conferencing
Online gaming
Medical imaging for remote diagnosis
Video on demand
Engineering collaboration (remote oil field exploration)
JDS Uniphase

Imagine a world without ...



Online video conferencing



Medical imaging for remote diagnosis



Engineering collaboration (remote oil field exploration)

Bandwidth-Intensive Applications



Online gaming



Video on demand

JDS Uniphase

Enabling Networks for Bandwidth-Intensive Applications

JDS Uniphase



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul
JDS Uniphase

Broadband Household Penetration



U.S. Households
CABLE
DSL
Subscribers (in millions)
25
20
15
10
5
0
5%
3.7
1.9
10%
6.7
3.3
~15%
10.4
5.1
2000[1]
2001[1]
2002[2]

Source: [1] Credit Suisse First Boston
[2] Jupiter Research, Kinetic Strategies

JDS Uniphase

Internet Traffic for North America



79%
Dial-up
14%
7%
Broadband
Cable
DSL
Dial-up

RHK, May 2002

JDS Uniphase

Internet Traffic for North America

93% of bandwidth usage
is generated by broadband users


73%
20%
Broadband

Cable DSL Dial-up

RHK, May 2002

JDS Uniphase

New Infrastructures Open Up New Possibilities



0
2 mi
0
2 km
MONTGOMERY COUNTY
MARYLAND
DISTRICT OF COLUMBIA
495
PRINCE GEORGE'S COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY
495
4 Lanes

JDS Uniphase

New Infrastructures Open Up New Possibilities


0
2 mi
0
2 km
ONTGOM
COUNTY
MARYLAND
DISTRICT OF COLUMBIA
495
PRINCE
EORGE'S
OUNTY
FAIR
COUNT
ARLINGTON
COUNTY
495
12 Lanes
(proposed)

JDS Uniphase

Bandwidth Demand

Napster drew nearly 60M its first year

Bandwidth Demand

One new broadband application drawing 1.5M concurrent users ...

... would almost clog the fiber network.

Small Changes in Usage ... Big Difference in Demand

Product Breadth





Broad Markets



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

JDS Uniphase—Extends Beyond Communications

Building on our optics technology to address other markets


NOKIA
PLUS

JDS Uniphase

Diverse Customer Base for Optics

Display Markets


PLUS

JDS Uniphase

Diverse Customer Base for Optics

Currency Protection Markets

Optically Variable Pigments protect bank notes
in 83 countries representing
over 60% of the value of world currency



SPECIMEN
BANKA SLOVENIJE
5000
500
SPECIMEN

JDS Uniphase

Diverse Customer Base for Optics

Decorative Markets


TREK

JDS Uniphase

Commercial Lasers

- Graphic arts and imaging
- Biotechnology
- Semiconductor processing
- Materials processing
- Defense





JDS Uniphase

Partnering with Our Customers in a Challenging Environment

Partnering with our Customers

- Understand our customer's demand drivers
- Understand where the best products and technology opportunities lie
- Partner at early stages of design
- Demonstrate agility and innovation


Innovation
Financial Strength
Operational Excellence

JDS Uniphase

JDS Uniphase

Annual Stockholder Meeting
October 31, 2002

Syrus Madavi

President and COO

Driving Higher Efficiency

- Reorganize under our Global Realignment Program
- IT, HR, and Finance now centralized, including:
  - Purchasing
  - Order processing
  - Employee benefits administration
  - Accounting
  - Payroll
- Coordinate Manufacturing to maximize synergies
  - Logistics, supply chain management
  - Centralize manufacturing to achieve economy of scale
  - Contract manufacturing: lowers fixed costs, can be ramped up quickly

Driving Higher Efficiency

- Many independent organizations from mergers
- Multiple IT, Manufacturing, HR, Finance, Marketing, R&D
- Limited opportunities for synergy, lost opportunities for economy of scale

Driving Higher Efficiency









JDS Uniphase

Preparing for the Future

- Driving higher efficiency
- Meeting the financial challenge
- Investing for the future









JDS Uniphase

Market Outlook and Strategy

Optical Technologies (non-communications markets)

Outlook

- Relatively stable, profitable businesses
- Growth opportunities in security markings, displays and defense applications

Strategy

- Maintain leadership in authentication, commercial lasers, projection display
- Increase investment in biotech applications, graphics imaging, security, decorative markings

Market Outlook and Strategy

Fiberoptic Communications Products

Outlook

- Near-term weakness in long haul markets
- Network edge markets show most promise
- Long-term outlook remains optimistic
  - Internet traffic expected to grow
  - Metro, access, fiber-to-the-curb untapped markets
  - Client-side, enterprise markets expected to grow

Strategy

- Focus on metro, access and aggregation markets
- Invest in transmission products for telecom & datacom
- Reduce efforts, maintain capabilities in long haul markets

Q4 FY02 vs Q1 FY03 Results

	Q1FY03	Q4FY02
Revenue	$193M	$222M
Quarter over Quarter	(13%)	(15%)
Net Loss (pro forma)	($ 98M)	($140M)
Gross Margin (pro forma)	7%	(6%)
Operating Expenses (pro forma)	$124M	$153M

Expected Q2 Revenue is $150-160M

JDS Uniphase

FY 2002 at a Glance

- Sales of $1.1B down 66% from prior year
  - Thin Film Products (non-telecom) businesses were stable or growing
  - Communications sales declined significantly
- Pro-forma net loss was $721M
- Financial position remained strong with $1.4B cash and short-term investments at year-end
- Operating expenses of $813M were 22% lower than prior year

Meeting the Financial Challenge

Global Realignment Program

($ Millions USD)	Incurred thru FY03 Q1	To Come[1]	Total[1]
Cost	980	150	1,130
Annual Savings	1,084	130	1,214

[1]Estimate

JDS Uniphase

Meeting the Financial Challenge

Reducing Global Workforce



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Feb 2001
Jun 2001
Jan 2002
Jul 2002
Oct 2002

JDS Uniphase

Meeting the Financial Challenge

Closing and Consolidating Sites


45
40
35
30
25
20
15
10
5
0
Apr 2001
Dec 2001
Jul 2002
Future

JDS Uniphase

Meeting the Financial Challenge

- Quickly reach cash break-even of $200M per quarter
- Maintain financial strength
- Reduce costs while positioning for future growth

Meeting the Financial Challenge









JDS Uniphase

Driving Higher Efficiency

- Business Units can be externally oriented
  - Increased emphasis on marketing, R&D
  - Focused on customers, markets, technologies, competition
- Pilot build capabilities near Business Units reduce time-to-market
- Transition teams transfer products to low-cost, high volume production sites

Getting to the Future

- Driving higher efficiency
  - Centralize for economies of scale and maximize synergies through Global Realignment Program
- Meeting the financial challenge
  - Reduce costs while positioning for future growth
- Investing for the future
  - R&D and acquisitions to support our market strategy
  - Making the right decisions to fund our most promising opportunities

Investing for the Future

- Strategic acquisitions to supplement R&D programs
- Add products and technologies to complement portfolio
- Seek attractively priced opportunities

JDS Uniphase

Investing for the Future



($ Millions USD)
Pro Forma Operating Expenses[1]
R&D
SG&A
160
140
120
100
80
60
40
20
0
FY02 Q1
FY02 Q2
FY02 Q3
FY02 Q4
FY03 Q1

[1]Excluding Global Realignment Program charges

JDS Uniphase

Investing for the Future









JDS Uniphase

Meeting the Financial Challenge



($ Millions USD)
Cash and Short Term Investments
2,000
1,500
1,000
500
0
FY02 Q1
FY02 Q2
FY02 Q3
FY02 Q4
FY03 Q1

JDS Uniphase